---------------------------------------
                         Annual Report November 30, 1997
                    ---------------------------------------

                                   OPPENHEIMER
                                  Quest Global
                                Value Fund, Inc.

                                [PHOTO OMITTED]

                                     [LOGO]
                              OppenheimerFunds(SM)
                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's Managers

11 Statement of
   Investments

18 Statement of
   Assets & Liabilities

20 Statement of
   Operations

21 Statements of
   Changes in
   Net Assets

22 Financial Highlights

25 Notes to Financial
   Statements

31 Report of
   Independent
   Accountants

32 Federal Income
   Tax Information

33 Shareholder Meeting

34 Officers & Directors

36 Information &
   Services



 Report highlights
--------------------------------------------------------------------------------

o The U.S. stock market continued to rally despite corrections in March and October. In fact, the major large-capitalization equity indexes produced their third consecutive year of 20%+ returns.

o Emerging markets of Southeast Asia declined sharply between July and October, the result of a currency crisis brought on by a number of economic factors. The Asian declines produced a ripple effect throughout the world.

-----------------------------------
 Avg Annual Total Returns
-----------------------------------

For the 1-year period ended
11/30/97 (without sales charges)(1)

Class A
-----------------------------------
 16.24%
-----------------------------------

Class B
-----------------------------------
 15.61%
-----------------------------------

Class C
-----------------------------------
 15.64%
-----------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                   2  Oppenheimer Quest Global Value Fund, Inc.

[PHOTO OMITTED]

Bridget A. Macaskill
President
Oppenheimer Disciplined
Allocation Fund

Dear shareholder,
--------------------------------------------------------------------------------

As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

     To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

     While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike. While only one short-term interest rate hike occurred in March of 1997, the other factors have held true.

     We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

     For frequent market updates, please visit our website at www.oppenheimerfunds.com or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
December 19, 1997


                   3  Oppenheimer Quest Global Value Fund, Inc.

-----------------------------------
Avg Annual Total Returns
-----------------------------------
For the Period Ended 12/31/97(1)

Class A
                       Since
 1 year     5 year     Inception
-----------------------------------
  8.02%     14.49%      9.98%
-----------------------------------

Class B
                       Since
 1 year     5 year     Inception
-----------------------------------
 9.03%      N/A        12.50%
-----------------------------------

Class C
                       Since
 1 year     5 year     Inception
-----------------------------------
 13.05%     N/A        12.75%
-----------------------------------

-----------------------------------
Cumulative Total Return
-----------------------------------
For the Period Ended 12/31/97(1)

Class A
 5 year
-----------------------------------
 96.72%                $19,672(3)
-----------------------------------

 Performance update
--------------------------------------------------------------------------------

Our strategy of seeking to invest in companies that we believe have solid fundamentals, while paying careful attention to the price we pay for those companies, has worked well for the Fund. Oppenheimer Quest Global Value Fund, Inc.'s Class A shares provided an average annual total return, without sales charges, of 16.24% for the one-year period ended November 30, 1997.(2)

Growth of $10,000
Over five years
(without sales charges)(3)

                               [GRAPHIC OMITTED]
[The plot points below were represented by a line graph in the printed materials.]

                               MSCI World Index SP
                      Unit Value Base: Q4 92 = $10,000.00


                      Q1          Q2          Q3          Q4
         -------------------------------------------------------
            92            --          --          --  $10,000.00
         -------------------------------------------------------
            93    $10,806.00  $11,411.31  $11,896.99  $12,039.01
         -------------------------------------------------------
            94    $12,063.99  $12,374.91  $12,588.38  $12,443.23
         -------------------------------------------------------
            95    $12,967.92  $13,463.62  $14,157.21  $14,770.40
         -------------------------------------------------------
            96    $15,311.59  $15,694.15  $15,839.68  $16,502.00
         -------------------------------------------------------
            97    $16,488.24  $18,903.47  $19,381.07  $18,840.00
         -------------------------------------------------------

                   Oppenheimer Quest Global Value Fund, Inc.
                                 Class A Shares
                      Unit Value Base: Q4 92 = $10,000.00


                      Q1          Q2          Q3          Q4
         -------------------------------------------------------
            92            --          --          --  $10,000.00
         -------------------------------------------------------
            93    $10,751.13  $11,327.54  $12,104.78  $12,435.11
         -------------------------------------------------------
            94    $12,516.55  $12,751.85  $13,059.57  $12,829.90
         -------------------------------------------------------
            95    $13,156.55  $14,365.55  $15,336.45  $15,527.20
         -------------------------------------------------------
            96    $16,243.87  $16,819.30  $17,134.20  $18,056.75
         -------------------------------------------------------
            97    $18,484.06  $20,676.49  $21,688.36  $20,872.00
         -------------------------------------------------------


1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 7/2/90. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge. OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio managers are employed by the Fund's subadvisor.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                   4  Oppenheimer Quest Global Value Fund, Inc.

Sector Weightings(4)

[The following information was represented by a pie chart in the printed materials.]

o  Financial            26.8%
o  Technology           19.5
o  Consumer
   Cyclical             17.8
o  Basic Materials      11.3
o  Industrial           10.0
o  Consumer
   Non-Cyclical          7.8
o  Energy                3.6
o  Utilities             3.2

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Quest Global Value Fund, Inc. is for investors looking for long-term growth from a portfolio of U.S. and foreign stocks.

What We Look For

o  Companies with high return on invested capital.
o  Businesses with strong industry positions and unique products or services.
o  Companies with strong balance sheets.
o  Management committed to shareholder interests.

Top 10 Stock Holdings(4)
--------------------------------------------------------------------------------
 Freddie Mac           4.6%         Du Pont (E.I.)
                                    De Nemours & Co.        3.1%
--------------------------------------------------------------------------------
 Boeing Co.            4.5          Lockheed Martin Corp.   2.8
--------------------------------------------------------------------------------
 Wells Fargo & Co.     4.4          EXEL Ltd.               2.5
--------------------------------------------------------------------------------
 McDonald's Corp.      3.6          Intel Corp.             2.2
--------------------------------------------------------------------------------
 Citicorp              3.4          SAP AG                  1.9
--------------------------------------------------------------------------------

Top 10 Country Holdings(5)
--------------------------------------------------------------------------------
 United States         51.1%        Sweden                  3.9%
--------------------------------------------------------------------------------
 Japan                 9.0          Switzerland             3.1
--------------------------------------------------------------------------------
 Germany               6.1          Canada                  3.0
--------------------------------------------------------------------------------
 Great Britain         5.8          The Netherlands         2.3
--------------------------------------------------------------------------------
 France                4.4          Spain                   1.9
--------------------------------------------------------------------------------

3. Results of a hypothetical $10,000 investment in Class A shares on December 31, 1992. The Morgan Stanley Capital International World Index is a broad-based, unmanaged index of foreign and domestic stocks including reinvestment of net dividends, and cannot be purchased by investors. Past performance does not guarantee future results.

4. The Fund's portfolio is subject to change. Percentages are based on total market value of stock holdings as of November 30, 1997.

5. The Fund's portfolio is subject to change. Percentages are based on total market value of investments as of November 30, 1997.


                   5  Oppenheimer Quest Global Value Fund, Inc.

--------------------------
"The performance
of stock markets
in different
regions of the
world varied
during 1997."

 An interview with your Fund's managers
--------------------------------------------------------------------------------

How has the Fund performed during the 12-month period ended November 30, 1997?

Oppenheimer Quest Global Value Fund, Inc.'s Class A shares provided an average annual total return of 16.24% for the one-year period ended November 30, 1997.(1) These results reflect changes in share price, plus reinvested income distributions, but are calculated before sales charges are considered.

How did the global markets perform during the year?

The performance of stock markets in different regions of the world varied during 1997. Despite corrections in March and October, the U.S. stock market continued to rally. In fact, the major domestic large-capitalization equity indexes have produced their third consecutive year of 20%+ returns. We are quite impressed--and more than a little surprised--with the resiliency shown by the U.S. market.

     On the other hand, the Asian markets did very poorly. In Japan, a prolonged economic recession, tight fiscal policy and persistent problems in the country's financial system combined to restrain a rally early in the year and keep stock prices depressed. The emerging markets of Southeast Asia declined sharply between July and October, the result of a currency crisis brought on by a number of economic factors. The Asian declines produced a ripple effect throughout the world.

     European markets provided positive returns, the result of increased investor confidence in the early stages of an economic recovery. Another major theme driving Europe's markets has been corporate restructuring, which

(1). lncludes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                   6  Oppenheimer Quest Global Value Fund, Inc.

[PHOTO OMITTED]

Portfolio Management
Team (l to r)
Richard J. Glasebrook,II
Pierre Daviron
(Fund Managers)

is taking place as companies prepare for the advent of the European Monetary Union on January 1, 1999. When barriers to trade and commerce are eliminated, European companies will find themselves competing in one market with 375 million consumers. These companies are restructuring to compete effectively in that marketplace and are creating shareholder value as a result.

What types of companies did you focus on?

Our stock-by-stock approach to investing led us to different industries in the markets in which we participate. In the United States, for example, several of our holdings happen to be in the banking and insurance industries. That's because many of the characteristics we look for can be seen in financial companies. These companies are generally businesses that produce high returns and free cash flow. In Japan, we focused on exporters, especially those that do business in the United States. Exporters benefited from a strengthening U.S. dollar, which makes their goods less expensive in U.S. dollar terms. In Europe, we have focused on companies that we believe are best positioned to dominate their industries after the European Monetary Union takes effect. As a result, we have holdings in a number of leaders among Europe's pharmaceutical, financial and consumer goods industries.


                   7  Oppenheimer Quest Global Value Fund, Inc.

--------------------------
"European
companies
will find
themselves
competing in
one market..."

 An interview with your Fund's managers
--------------------------------------------------------------------------------

Did the problems in Asia affect the Fund's performance?

We had very limited exposure to the Asian markets that were hardest hit. We did not own any stocks in Malaysia. We only had one position in the Philippines, one in Singapore and one in Thailand. They were all very modest positions, and had little impact on the Fund's performance overall.

What companies contributed to the Fund's performance?

One of our holdings, a Swiss drug company, did well by cutting costs and restructuring its operations. It spun off a significant number of operations that were not core businesses, and created substantial value for its shareholders. In Germany, one of our bank holdings announced a merger with the second-largest bank in Munich to become the dominant bank in Bavaria. Another of our holdings, a food, cosmetics and toiletries conglomerate, is refocusing on its core consumer goods and restructuring its operations. And in Japan, exporters have done well for the portfolio.

Have you had any disappointing investments in the past year?

Our greatest disappointments have been with companies that have strong businesses, but depressed stock prices. For example, we own stock in McDonald's Corp., which is highly visible but has been neglected by investors because of problems in its domestic business. Yet, its overseas business is growing, so, in our opinion, its stock price represented an excellent value for the company. The same is true for Wells Fargo & Co., which has a strong banking franchise but has experienced difficulties with its merger with First Interstate.

--------------------------
"...Companies
are restructuring
to compete
effectively
in that
marketplace."


                   8  Oppenheimer Quest Global Value Fund, Inc.

--------------------------
"...Companies
are restructuring
to compete
effectively
in that
marketplace."

What do you look for when making new investments?

First, we invest only in companies that we believe have solid fundamentals to support their businesses in good and bad economic times. Second, we pay careful attention to the price we pay for those companies. We look for situations in which solid companies are selling for less than their fair value.

     Perhaps most important, we look for situations with excellent prospects for the long term. That's because we approach these businesses as owners, not as traders. In our view, being an owner of high-quality businesses represents The Right Way to Invest.


                   9  Oppenheimer Quest Global Value Fund, Inc.

 Financials
--------------------------------------------------------------------------------


                  10  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Investments   November 30, 1997
--------------------------------------------------------------------------------

                                                                   Market Value
                                                        Shares     See Note 1
================================================================================
Common Stocks--86.9%
--------------------------------------------------------------------------------
Basic Materials--9.8%
--------------------------------------------------------------------------------
Chemicals--6.8%
Dainippon Ink & Chemicals, Inc.                           420,000    $ 1,480,901
--------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                           180,000     10,901,250
--------------------------------------------------------------------------------
Hercules, Inc.                                             60,000      2,913,750
--------------------------------------------------------------------------------
Monsanto Co.                                              120,000      5,242,500
--------------------------------------------------------------------------------
Sekisui Chemical Co.                                      130,000        946,288
--------------------------------------------------------------------------------
SGL Carbon AG                                              20,000      2,579,615
--------------------------------------------------------------------------------
Shin-Etsu Chemical Co.(1)                                  74,000      1,756,866
--------------------------------------------------------------------------------
Showa Denko K.K.(1)(2)                                    750,000      1,110,676
--------------------------------------------------------------------------------
Solutia, Inc.                                              18,000        410,625
                                                                    ------------
                                                                      27,342,471

--------------------------------------------------------------------------------
Metals--0.8%
Toho Titanium Co.(1)                                       72,000        614,927
--------------------------------------------------------------------------------
Usinor SA                                                 123,000      1,933,500
--------------------------------------------------------------------------------
WMC Ltd.                                                  268,043        859,254
                                                                    ------------
                                                                       3,407,681

--------------------------------------------------------------------------------
Paper--2.2%
Aracruz Celulose SA, Sponsored ADR                         84,350      1,212,531
--------------------------------------------------------------------------------
AssiDoman AB                                               72,000      1,860,387
--------------------------------------------------------------------------------
Champion International Corp.                              110,000      5,891,875
                                                                    ------------
                                                                       8,964,793

--------------------------------------------------------------------------------
Consumer Cyclicals--15.5%
--------------------------------------------------------------------------------
Autos & Housing--3.2%
Calsonic Corp.(1)                                         142,000        745,465
--------------------------------------------------------------------------------
Cie Generale de Etablissements Michelin, B Shares          43,643      2,350,893
--------------------------------------------------------------------------------
Corporacion GEO, SA de CV, Series B(2)                    368,916      2,202,618
--------------------------------------------------------------------------------
Electrolux AB, Series B Free                               33,900      2,669,507
--------------------------------------------------------------------------------
Honda Motor Co.                                            72,000      2,606,386
--------------------------------------------------------------------------------
LucasVarity plc                                           605,086      1,942,012
--------------------------------------------------------------------------------
Murakami Corp.                                             77,000        386,131
                                                                    ------------
                                                                      12,903,012

--------------------------------------------------------------------------------
Leisure & Entertainment--5.2%
Hagemeyer NV                                               21,796        983,476
--------------------------------------------------------------------------------
McDonald's Corp.                                          260,000     12,610,000
--------------------------------------------------------------------------------
Time Warner, Inc.                                          85,000      4,951,250
--------------------------------------------------------------------------------
Verenigd Bezit VNU                                        100,000      2,394,425
                                                                    ------------
                                                                      20,939,151


                  11  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Investments   (Continued)
--------------------------------------------------------------------------------

                                                                   Market Value
                                                        Shares     See Note 1
--------------------------------------------------------------------------------
Media--1.5%
Benpres Holdings Corp., Sponsored GDR.(2)                 241,600    $   773,120
--------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                              87,000      1,190,933
--------------------------------------------------------------------------------
Thomson Corp.                                              69,000      1,737,806
--------------------------------------------------------------------------------
Wolters Kluwer NV                                          18,800      2,488,130
                                                                    ------------
                                                                       6,189,989

--------------------------------------------------------------------------------
Retail: General--2.7%
adidas AG                                                  25,000      3,529,254
--------------------------------------------------------------------------------
Cia Tecidos Norte de Minas, Preference                  3,650,000      1,233,853
--------------------------------------------------------------------------------
Circle K Japan Co. Ltd.                                    19,800        994,460
--------------------------------------------------------------------------------
La Rinascente SpA, Ordinary                               459,000      3,479,586
--------------------------------------------------------------------------------
Siam Makro Public Co. Ltd.                                404,000        464,223
--------------------------------------------------------------------------------
Yue Yuen Industrial Holdings Ltd.                         478,000      1,045,006
                                                                    ------------
                                                                      10,746,382

--------------------------------------------------------------------------------
Retail: Specialty--2.9%
Aldeasa SA(2)                                              60,000      1,253,311
--------------------------------------------------------------------------------
Dixons Group plc                                          233,451      2,655,917
--------------------------------------------------------------------------------
Metro AG(1)                                                72,000      3,318,689
--------------------------------------------------------------------------------
Minolta Co. Ltd.(1)                                       270,000      1,554,946
--------------------------------------------------------------------------------
Mycal Corp.(1)                                             75,000        617,042
--------------------------------------------------------------------------------
Ryohin Keikaku Co. Ltd.(1)                                 14,000        910,480
--------------------------------------------------------------------------------
Safeway plc                                               280,000      1,534,808
                                                                    ------------
                                                                      11,845,193

--------------------------------------------------------------------------------
Consumer Non-Cyclicals--6.7%
--------------------------------------------------------------------------------
Beverages--0.2%
Mikuni Coca-Cola Bottling Ltd.                             73,000        972,380
--------------------------------------------------------------------------------
Food--0.3%
Bompreco SA Supermercados do Nordeste,
Sponsored GDR(3)                                           50,000        928,485
--------------------------------------------------------------------------------
Bompreco SA Supermercados do Nordeste,
Sponsored GDR                                              22,000        408,533
                                                                    ------------
                                                                       1,337,018

--------------------------------------------------------------------------------
Healthcare/Drugs--3.7%
Ares-Serono Group, Cl. B                                    2,000      3,472,008
--------------------------------------------------------------------------------
Astra AB Free, Series A                                   120,000      2,082,639
--------------------------------------------------------------------------------
Gedeon Richter Rt., GDR, Registered S Shares                5,500        516,313
--------------------------------------------------------------------------------
Gedeon Richter Rt., Sponsored GDR                          22,000      2,065,250
--------------------------------------------------------------------------------
Novartis AG                                                 2,810      4,489,888
--------------------------------------------------------------------------------
Takeda Chemical Industries Ltd.                            74,000      2,162,742
                                                                    ------------
                                                                      14,788,840


                  12  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Market Value
                                                        Shares     See Note 1
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--2.0%
Becton, Dickinson & Co.                                    65,000    $ 3,351,563
--------------------------------------------------------------------------------
Gehe AG                                                    26,000      1,319,289
--------------------------------------------------------------------------------
SmithKline Beecham plc                                    360,859      3,352,598
                                                                    ------------
                                                                       8,023,450

--------------------------------------------------------------------------------
Household Goods--0.5%
Antofagasta Holdings plc                                  360,454      2,176,743
--------------------------------------------------------------------------------
Energy--3.1%
--------------------------------------------------------------------------------
Oil-Integrated--3.1%
Novus Petroleum Ltd.                                      706,648      2,151,645
--------------------------------------------------------------------------------
PanCanadian Petroleum Ltd.                                 82,500      1,373,616
--------------------------------------------------------------------------------
Quinenco SA, ADR(2)                                        75,000        890,625
--------------------------------------------------------------------------------
Repsol SA(1)                                               49,000      2,119,363
--------------------------------------------------------------------------------
Saga Petroleum AS, Cl. A                                  118,000      2,116,585
--------------------------------------------------------------------------------
Suncor Energy, Inc.                                        50,000      1,649,182
--------------------------------------------------------------------------------
Total SA, B Shares                                         22,000      2,310,498
                                                                    ------------
                                                                      12,611,514

--------------------------------------------------------------------------------
Financial--23.3%
--------------------------------------------------------------------------------
Banks--9.7%
Bank Handlowy W Warszawie, GDR(2)(3)                       55,100        633,650
--------------------------------------------------------------------------------
Bank Handlowy W Warszawie, GDR(2)                          38,100        448,172
--------------------------------------------------------------------------------
Bayerische Vereinsbank AG                                  41,400      2,457,483
--------------------------------------------------------------------------------
Citicorp                                                  100,000     11,993,750
--------------------------------------------------------------------------------
Credit Suisse Group                                        22,000      3,217,394
--------------------------------------------------------------------------------
Lloyds TSB Group plc                                      277,736      3,166,775
--------------------------------------------------------------------------------
Macquarie Bank Ltd.                                       132,000        979,966
--------------------------------------------------------------------------------
Wells Fargo & Co.                                          50,000     15,362,500
--------------------------------------------------------------------------------
Yasuda Trust & Banking Ltd.(1)                          1,100,000        939,471
                                                                    ------------
                                                                      39,199,161

--------------------------------------------------------------------------------
Diversified Financial--7.5%
Acom Co. Ltd.                                              18,875      1,021,949
--------------------------------------------------------------------------------
American Express Co.                                       55,000      4,338,125
--------------------------------------------------------------------------------
Freddie Mac                                               388,000     16,005,000
--------------------------------------------------------------------------------
Fletcher Challenge Building                               272,000        793,497
--------------------------------------------------------------------------------
ING Groep NV                                               36,127      1,468,377
--------------------------------------------------------------------------------
Manhattan Card Co. Ltd.                                 1,610,000        541,506
--------------------------------------------------------------------------------
Nordbanken AB                                              66,000      2,350,739
--------------------------------------------------------------------------------
Orix Corp.                                                 25,000      1,678,746
--------------------------------------------------------------------------------
Shohkoh Fund & Co.                                          7,500      2,133,203
                                                                    ------------
                                                                      30,331,142


                  13  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                   Market Value
                                                        Shares     See Note 1
--------------------------------------------------------------------------------
Insurance--6.1%
ACE Ltd.                                                   42,500    $ 4,218,125
--------------------------------------------------------------------------------
AXA SA                                                     42,000      3,047,824
--------------------------------------------------------------------------------
EXEL Ltd.                                                 140,000      8,610,000
--------------------------------------------------------------------------------
Fuji Fire & Marine Insurance Co. Ltd.(1)                  160,000        362,311
--------------------------------------------------------------------------------
Koelnische Rueckversicherungs AG                            2,675      2,464,454
--------------------------------------------------------------------------------
Transamerica Corp.                                         55,000      5,970,938
                                                                    ------------
                                                                      24,673,652

--------------------------------------------------------------------------------
Industrial--9.0%
--------------------------------------------------------------------------------
Electrical Equipment--2.4%
Inaba Denkisangyo Co.(1)                                   70,000        767,875
--------------------------------------------------------------------------------
Le Carbone-Lorraine(1)                                      8,000      2,151,947
--------------------------------------------------------------------------------
Schneider SA                                               41,690      2,231,568
--------------------------------------------------------------------------------
Siebe plc                                                 160,500      2,919,927
--------------------------------------------------------------------------------
Unican Security Systems Ltd., Cl. B                        81,000      1,644,545
                                                                    ------------
                                                                       9,715,862

--------------------------------------------------------------------------------
Industrial Materials--1.0%
Holderbank Financiere Glarus AG                             1,600      1,394,976
--------------------------------------------------------------------------------
Kinden Corp.                                                  200          2,272
--------------------------------------------------------------------------------
Sho-Bond Corp.                                             40,000        777,277
--------------------------------------------------------------------------------
Tarkett AG                                                 89,599      2,057,319
                                                                    ------------
                                                                       4,231,844

--------------------------------------------------------------------------------
Industrial Services--1.0%
CKD Praha Holding AS(2)                                    24,200        792,256
--------------------------------------------------------------------------------
Munters AB(2)                                             109,600      1,050,437
--------------------------------------------------------------------------------
Toyo Corp.                                                 37,000        223,232
--------------------------------------------------------------------------------
Vedior Services                                           103,880      1,970,006
                                                                    ------------
                                                                       4,035,931

--------------------------------------------------------------------------------
Manufacturing--3.9%
Atlas Copco AB, A Shares                                  115,000      3,529,995
--------------------------------------------------------------------------------
Graboplast Rt.                                              5,550        275,350
--------------------------------------------------------------------------------
Hutchison Whampoa Ltd.                                    199,000      1,325,758
--------------------------------------------------------------------------------
Sodick Co.(2)                                             125,000        479,925
--------------------------------------------------------------------------------
Tenneco, Inc.                                             120,000      5,197,500
--------------------------------------------------------------------------------
Unilever plc                                              428,000      3,387,151
--------------------------------------------------------------------------------
Vidrala SA                                                 38,000      1,625,750
                                                                    ------------
                                                                      15,821,429


                  14  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Market Value
                                                        Shares     See Note 1
--------------------------------------------------------------------------------
Transportation--0.7%
Bombardier, Inc., Cl. B                                    73,100    $ 1,514,964
--------------------------------------------------------------------------------
Canadian Pacific Ltd.                                      50,000      1,410,323
                                                                    ------------
                                                                       2,925,287

--------------------------------------------------------------------------------
Technology--16.3%
--------------------------------------------------------------------------------
Aerospace/Defense--6.3%
Boeing Co.                                                300,000     15,937,500
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                     100,000      9,756,250
                                                                    ------------
                                                                      25,693,750

--------------------------------------------------------------------------------
Computer Hardware--0.7%
Canon, Inc.                                                82,000      1,978,923
--------------------------------------------------------------------------------
Viglen Technology plc(2)                                1,020,000        878,722
                                                                    ------------
                                                                       2,857,645

--------------------------------------------------------------------------------
Computer Software/Services--1.7%
SAP AG                                                     23,000      6,702,464
--------------------------------------------------------------------------------
Electronics--5.9%
ABB AB, A Shares                                          163,000      2,079,465
--------------------------------------------------------------------------------
Intel Corp.                                               100,000      7,762,500
--------------------------------------------------------------------------------
Kyocera Corp.                                              22,500      1,085,994
--------------------------------------------------------------------------------
Nokia AB                                                   71,000      5,700,162
--------------------------------------------------------------------------------
Omron Corp.                                                65,000      1,110,284
--------------------------------------------------------------------------------
Rohm Co.                                                   11,000      1,085,994
--------------------------------------------------------------------------------
SGS-Thomson Microelectronics NV(2)                         28,300      1,995,648
--------------------------------------------------------------------------------
Sony Corp.                                                 35,000      2,989,226
                                                                    ------------
                                                                      23,809,273

--------------------------------------------------------------------------------
Telecommunications/Technology--1.7%
Ericsson Telecomunicacoes SA                           55,000,000      1,932,608
--------------------------------------------------------------------------------
Fujitsu Ltd.(1)                                           135,000      1,512,635
--------------------------------------------------------------------------------
Tele-Communications TCI Ventures Group, Cl. A(2)          145,519      3,292,367
                                                                    ------------
                                                                       6,737,610


                  15  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                   Market Value
                                                        Shares     See Note 1
--------------------------------------------------------------------------------
Utilities--2.8%
--------------------------------------------------------------------------------
Electric Utilities--1.7%
Cie Generale des Eaux                                      13,509    $ 1,784,880
--------------------------------------------------------------------------------
Endesa SA(1)                                              141,000      2,652,171
--------------------------------------------------------------------------------
Hongkong Electric Holdings Ltd.                           298,000      1,008,073
--------------------------------------------------------------------------------
Tokyo Electric Power Corp.                                 78,000      1,399,569
                                                                    ------------
                                                                       6,844,693

--------------------------------------------------------------------------------
Gas Utilities--0.7%
Precision Drilling Corp.(2)                               102,100      2,643,177
--------------------------------------------------------------------------------
Telephone Utilities--0.4%
Telecom Italia Mobile SpA                                 830,000      1,815,572
                                                                    ------------
Total Common Stocks (Cost $267,266,526)                              350,287,109

                                                Face
                                                Amount
================================================================================
Other Securities--0.4%
--------------------------------------------------------------------------------
Viglen Technology plc Loan Nts., 3/1/98(2)(4)             831,300      1,404,232
(Cost $1,178,139)

                                                Units
================================================================================
Rights, Warrants and Certificates--0.0%
--------------------------------------------------------------------------------
Benpres Holdings Corp., Sponsored GDR Rts.,
Exp. 12/97 (Cost $0)                                      241,600             --

                                                Face
                                                Amount
================================================================================
Short-Term Notes--12.7%(5)
--------------------------------------------------------------------------------
Federal Farm Credit Bank, 5.45%, 12/9/97              $11,000,000     10,986,678
--------------------------------------------------------------------------------
Federal Farm Credit Bank, 5.46%, 12/18/97               6,690,000      6,672,751
--------------------------------------------------------------------------------
Federal Home Loan Bank, 5.44%, 12/8/97                  7,285,000      7,277,294
--------------------------------------------------------------------------------
Federal Home Loan Bank, 5.60%, 12/1/97                 20,000,000     20,000,000
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.63%, 12/1/97        3,800,000      3,800,000
--------------------------------------------------------------------------------
Student Loan Marketing Assn., 5.45%, 12/5/97            2,915,000      2,913,235
                                                                    ------------
Total Short-Term Notes (Cost $51,649,958)                             51,649,958

--------------------------------------------------------------------------------
Total Investments, at Value (Cost $320,094,623)              99.6%   403,341,299
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                               0.4      1,520,500
                                                      -----------   ------------
Net Assets                                                  100.0%  $404,861,799
                                                      ===========   ============


                  16  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

Country                                            Market Value         Percent
-------------------------------------------------------------------------------
United States                                      $206,367,325            51.1%
-------------------------------------------------------------------------------
Japan                                                36,408,574             9.0
-------------------------------------------------------------------------------
Germany                                              24,428,567             6.1
-------------------------------------------------------------------------------
Great Britain                                        23,418,885             5.8
-------------------------------------------------------------------------------
France                                               17,806,759             4.4
-------------------------------------------------------------------------------
Sweden                                               15,623,169             3.9
-------------------------------------------------------------------------------
Switzerland                                          12,574,266             3.1
-------------------------------------------------------------------------------
Canada                                               11,973,612             3.0
-------------------------------------------------------------------------------
The Netherlands                                       9,304,414             2.3
-------------------------------------------------------------------------------
Spain                                                 7,650,595             1.9
-------------------------------------------------------------------------------
Brazil                                                5,716,010             1.4
-------------------------------------------------------------------------------
Finland                                               5,700,162             1.4
-------------------------------------------------------------------------------
Italy                                                 5,295,159             1.3
-------------------------------------------------------------------------------
Australia                                             3,990,865             1.0
-------------------------------------------------------------------------------
Hong Kong                                             3,920,342             1.0
-------------------------------------------------------------------------------
Hungary                                               2,856,913             0.7
-------------------------------------------------------------------------------
Mexico                                                2,202,618             0.6
-------------------------------------------------------------------------------
Norway                                                2,116,585             0.5
-------------------------------------------------------------------------------
Singapore                                             1,190,936             0.3
-------------------------------------------------------------------------------
Poland                                                1,081,822             0.3
-------------------------------------------------------------------------------
Chile                                                   890,625             0.2
-------------------------------------------------------------------------------
New Zealand                                             793,497             0.2
-------------------------------------------------------------------------------
Czech Republic                                          792,256             0.2
-------------------------------------------------------------------------------
Philippines                                             773,120             0.2
-------------------------------------------------------------------------------
Thailand                                                464,223             0.1
                                                   ------------           -----
Total                                              $403,341,299           100.0%
                                                   ============           =====

1. Loaned security--See Note 7 of Notes to Financial Statements.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,562,135 or 0.39% of the Fund's net assets as of November 30, 1997.

4. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

5. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.
See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------


                  17  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities   November 30, 1997
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $320,094,623)                          $403,341,299
-------------------------------------------------------------------------------
Cash                                                                     13,301
--------------------------------------------------------------------------------
Collateral for securities loaned--Note 7                             11,887,896
--------------------------------------------------------------------------------
Cash--foreign currencies                                                 82,623
--------------------------------------------------------------------------------
Receivables:
Interest and dividends                                                  508,334
Investments sold                                                        811,691
Shares of capital stock sold                                            788,564
-------------------------------------------------------------------------------
Other                                                                     2,669
                                                                   ------------
Total assets                                                        417,436,377

===============================================================================
Liabilities
Return of collateral for securities loaned--Note 7                   11,887,896
-------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                        374,791
Transfer and shareholder servicing agent fees                            25,919
Distribution and service plan fees                                      169,303
Other                                                                   116,669
                                                                   ------------
Total liabilities                                                    12,574,578

===============================================================================
Net Assets                                                         $404,861,799
                                                                   ============

===============================================================================
Composition of Net Assets
Par value of shares of capital stock                               $    220,377
-------------------------------------------------------------------------------
Additional paid-in capital                                          305,106,076
--------------------------------------------------------------------------------
Overdistributed net investment income                                  (165,139)
--------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                        16,486,331
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies             83,214,154
                                                                   ------------
Net assets                                                         $404,861,799
                                                                   ============


                  18  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $267,636,193 and 14,469,717 shares of capital stock
outstanding)                                                              $18.50

Maximum offering price per share (net asset value plus sales
charge of 5.75% of offering price)                                        $19.63

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $98,457,003 and 5,427,392 shares
of capital stock outstanding)                                             $18.14

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $38,768,603 and 2,140,599 shares
of capital stock outstanding)                                             $18.11

See accompanying Notes to Financial Statements.


                  19  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Operations   For the Year Ended November 30, 1997
--------------------------------------------------------------------------------

===============================================================================
Investment Income
Dividends (net of foreign withholding taxes of $169,293)           $  4,077,642
-------------------------------------------------------------------------------
Interest                                                              2,066,755
-------------------------------------------------------------------------------
Security lending fees--Note 7                                            63,122
                                                                   ------------
Total income                                                          6,207,519

===============================================================================
Expenses
Management fees--Note 4                                               2,448,836
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                               1,163,838
Class B                                                                 671,438
Class C                                                                 266,690
-------------------------------------------------------------------------------
Administrative fees--Note 4                                             816,450
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   290,796
-------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                  55,067
Class B                                                                  32,139
Class C                                                                  13,326
-------------------------------------------------------------------------------
Shareholder reports                                                      97,548
-------------------------------------------------------------------------------
Custodian fees and expenses                                             176,431
-------------------------------------------------------------------------------
Legal and auditing fees                                                  43,295
-------------------------------------------------------------------------------
Directors' fees and expenses                                             17,380
-------------------------------------------------------------------------------
Other                                                                    34,656
                                                                   ------------
Total expenses                                                        6,127,890

===============================================================================
Net Investment Income                                                    79,629

===============================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                          21,556,604
Foreign currency transactions                                        (5,029,385)
                                                                   ------------
Net realized gain                                                    16,527,219

-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                          32,894,431
Translation of assets and liabilities denominated
in foreign currencies                                                (6,340,980)
                                                                   ------------
Net change                                                           26,553,451
                                                                   ------------
Net realized and unrealized gain                                     43,080,670

===============================================================================
Net Increase in Net Assets Resulting from Operations               $ 43,160,299
                                                                   ============
See accompanying Notes to Financial Statements


                  20  Oppenheimer Quest Global Value Fund, Inc.

-------------------------------------------------------------------------------
 Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                                       Year Ended November 30,
                                                       1997        1996
===============================================================================
Operations
Net investment income                              $     79,629    $    310,505
-------------------------------------------------------------------------------
Net realized gain                                    16,527,219       7,971,101
-------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation                                         26,553,451      24,507,199
                                                   ------------    ------------
Net increase in net assets resulting from
operations                                           43,160,299      32,788,805

===============================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                 (67,908)     (1,335,495)
Class B                                                      --         (79,285)
Class C                                                      --         (18,174)
-------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                              (6,430,679)    (12,615,414)
Class B                                              (1,344,536)     (1,413,588)
Class C                                                (546,226)       (405,576)

===============================================================================
Capital Stock Transactions
Net increase in net assets resulting from
capital stock transactions--Note 2:
Class A                                              49,561,888      17,211,738
Class B                                              53,533,310      18,976,456
Class C                                              20,211,931      10,628,255

===============================================================================
Net Assets
Total increase                                      158,078,079      63,737,722
-------------------------------------------------------------------------------
Beginning of period                                 246,783,720     183,045,998
                                                   ------------    ------------
End of period (including overdistributed net
investment income of $165,139 and $147,118,
respectively)                                      $404,861,799    $246,783,720
                                                   ============    ============

See accompanying Notes to Financial Statements.


                  21  Oppenheimer Quest Global Value Fund, Inc.

-------------------------------------------------------------------------------
 Financial Highlights
-------------------------------------------------------------------------------

                                                   Class A
                                                   -------------------------------------------------------------------------
                                                   Year Ended November 30,
                                                   1997             1996             1995(2)            1994
============================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period                 $16.48           $15.49           $14.16             $13.54
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            .03              .03              .11(3)             .01(3)
Net realized and unrealized gain (loss)                2.55             2.33             2.45               1.10
                                                     ------           ------           ------             ------
Total income (loss) from investment
operations                                             2.58             2.36             2.56               1.11
----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.01)            (.13)              --                 --
Distributions from net realized gain                   (.55)           (1.24)           (1.23)              (.49)
                                                     ------           ------           ------             ------
Total dividends and distributions
to shareholders                                        (.56)           (1.37)           (1.23)              (.49)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $18.50           $16.48           $15.49             $14.16
                                                     ======           ======           ======             ======

============================================================================================================================
Total Return, at Net Asset Value(4)                   16.24%           16.60%           19.75%              8.37%

============================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)           $267,636         $192,000         $161,693           $148,044
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $233,020         $174,838         $154,288           $148,461
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                           0.17%            0.19%            0.77%              0.05%(5)
Expenses                                               1.73%            1.88%            1.88%              1.92%(5)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                             32.0%            47.8%            76.0%              70.0%
Average brokerage commission rate(8)                $0.0069          $0.0045               --                 --


1. For the period from September 1, 1993 (inception of offering) to November 30, 1993.

2. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Based on average shares outstanding for the period.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                  22  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     Class B
------------         --------------------------------------------------------------------------------
                     Year Ended November 30,
1993                 1997             1996             1995(2)            1994                1993(1)
=====================================================================================================
  $12.30              $16.25           $15.30           $14.07             $13.52              $13.75
-----------------------------------------------------------------------------------------------------

      --(3)             (.04)              --              .02(3)            (.06)(3)            (.02)(3)
    2.26                2.48             2.26             2.44               1.10                (.21)
  ------              ------           ------           ------             ------              ------

    2.26                2.44             2.26             2.46               1.04                (.23)
-----------------------------------------------------------------------------------------------------

    (.12)                 --             (.07)              --                 --                  --
    (.90)               (.55)           (1.24)           (1.23)              (.49)                 --
  ------              ------           ------           ------             ------              ------

   (1.02)               (.55)           (1.31)           (1.23)              (.49)                 --
-----------------------------------------------------------------------------------------------------
  $13.54              $18.14           $16.25           $15.30             $14.07              $13.52
  ======              ======           ======           ======             ======              ======

=====================================================================================================
   19.72%              15.61%           16.03%           19.12%              7.84%              (1.67)%

=====================================================================================================

$135,616             $98,457          $38,634          $16,980            $10,268              $1,676
-----------------------------------------------------------------------------------------------------
$125,158             $67,317          $27,351          $13,908             $5,982              $1,015
-----------------------------------------------------------------------------------------------------

    0.04%(5)           (0.34)%          (0.03)%           0.16%             (0.44)%(5)          (0.76)%(5)(6)
    1.76%(5)            2.24%            2.41%            2.47%              2.50%(5)            2.26%(5)(6)
-----------------------------------------------------------------------------------------------------
    46.0%               32.0%            47.8%            76.0%              70.0%               46.0%
      --             $0.0069          $0.0045               --                 --                  --

5. During the periods noted above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income (loss) to average net assets and the ratios of expenses to average net assets for Class A would have been 0.04% and 1.93%, respectively, for the year ended November 30, 1994 and (0.11)% and 1.91%, respectively, for the year ended November 30, 1993. The ratios of net investment income (loss) to average net assets and the ratios of expenses to average net assets would have been (0.45)% and 2.51%, respectively, for Class B and (0.59)% and 2.66%, respectively, for Class C, for the year ended November 30, 1994 and (0.82)% and 2.32%, annualized, respectively, for Class B and (0.78)% and 2.35%, annualized, respectively, for Class C, for the period September 1, 1993 (inception of offering) to November 30, 1993.

6. Annualized.


                  23  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                    Class C
                                                    ------------------------------------------------------------------------
                                                    Year Ended November 30,
                                                    1997           1996           1995(2)          1994              1993(1)
============================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period                 $16.22         $15.26         $14.06           $13.52            $13.75
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           (.03)          (.04)            --(3)          (.08)(3)          (.02)(3)
Net realized and unrealized gain (loss)                2.47           2.29           2.43             1.11              (.21)
                                                     ------         ------         ------           ------            ------
Total income (loss) from investment
operations                                             2.44           2.25           2.43             1.03              (.23)
----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     --           (.05)            --               --                --
Distributions from net realized gain                   (.55)         (1.24)         (1.23)            (.49)               --
                                                     ------         ------         ------           ------            ------
Total dividends and distributions
to shareholders                                        (.55)         (1.29)         (1.23)            (.49)               --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $18.11         $16.22         $15.26           $14.06            $13.52
                                                     ======         ======         ======           ======            ======
============================================================================================================================
Total Return, at Net Asset Value(4)                   15.64%         16.04%         18.90%            7.77%            (1.67)%

============================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)            $38,769        $16,149         $4,373           $2,415              $244
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $26,735        $10,152         $3,834           $1,150              $200
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                          (0.34)%        (0.07)%         0.03%           (0.59)%(5)        (0.69)%(5)(6)
Expenses                                               2.24%          2.43%          2.60%            2.66%(5)          2.26%(5)(6)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                             32.0%          47.8%          76.0%            70.0%             46.0%
Average brokerage commission rate(8)                $0.0069        $0.0045             --               --                --

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1997 were $167,141,953 and $91,345,072, respectively.

8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities. See accompanying Notes to Financial Statements.


                  24  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Quest Global Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation through pursuit of a global investment strategy primarily involving equity securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


                  25  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies(continued)

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 1997, amounts have been reclassified to reflect an increase in accumulated net realized gain on investments of $339,526, an increase in overdistributed net investment income of $29,742, and a decrease in paid-in capital of $309,784.


                  26  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Capital Stock

The Fund has authorized 100 million shares of $.01 par value capital stock. Transactions in shares of capital stock were as follows:

                                 Year Ended November 30, 1997       Year Ended November 30, 1996
                                 ----------------------------       ----------------------------
                                 Shares          Amount             Shares          Amount
------------------------------------------------------------------------------------------------
Class A:
Sold                              5,472,340      $97,919,431         2,539,864      $38,385,735
Dividends and distributions
reinvested                          402,738        6,322,991           950,833       13,558,877
Redeemed                         (3,053,828)     (54,680,534)       (2,280,780)     (34,723,874)
                                 ----------     ------------        ----------     ------------
Net increase                      2,821,250      $49,561,888         1,209,917      $17,211,738
                                 ==========     ============        ==========     ============
-----------------------------------------------------------------------------------------------
Class B:
Sold                              3,404,941      $59,914,611         1,411,432      $21,229,261
Dividends and distributions
reinvested                           80,637        1,247,453            99,401        1,404,541
Redeemed                           (435,710)      (7,628,754)         (243,157)      (3,657,346)
                                 ----------     ------------        ----------     ------------
Net increase                      3,049,868      $53,533,310         1,267,676      $18,976,456
                                 ==========     ============        ==========     ============
-----------------------------------------------------------------------------------------------
Class C:
Sold                              1,522,007      $26,737,430           807,869      $12,121,286
Dividends and distributions
reinvested                           31,126          480,587            29,254          412,482
Redeemed                           (407,992)      (7,006,086)         (128,191)      (1,905,513)
                                 ----------     ------------        ----------     ------------
Net increase                      1,145,141      $20,211,931           708,932      $10,628,255
                                 ==========     ============        ==========     ============


================================================================================
3. Unrealized Gains and Losses on Investments

At November 30, 1997, net unrealized appreciation on investments of $83,246,676 was composed of gross appreciation of $98,760,265, and gross depreciation of $15,513,589.


                  27  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $400 million of average annual net assets, 0.70% of the next $400 million and 0.65% of average annual net assets in excess of $800 million.

            The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended November 30, 1997, the Manager paid $1,163,959 to the Sub-Advisor. On February 13, 1997, PIMCO Advisors L.P. signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital (the parent of OpCap Advisors) and the 1.0% general interest in Oppenheimer Capital L.P.

            The administration fees are payable monthly to the Manager and are computed on the Fund's average daily net assets at the annual rate of 0.25%.

            For the year ended November 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,030,743, of which $297,948 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $2,024,540 and $236,179, respectively, of which $117,193 and $2,812, respectively, was paid to an affiliated broker/dealer. During the year ended November 30, 1997, OFDI received contingent deferred sales charges of $109,830 and $14,818, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended November 30, 1997, the Fund paid OFS $263,207.

            The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan.


                  28  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
During the year ended November 30, 1997, OFDI paid $190,803 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $308,247 as compensation for Class A sales commissions and service fee advances, as well as financing costs.

            The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended November 30, 1997, OFDI paid $21,209 and $16,035, respectively, to an affiliated broker/dealer as reimbursement for Class B and Class C personal service and maintenance expenses and retained $584,762 and $160,673, respectively, as reimbursement for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At November 30, 1997, OFDI had incurred unreimbursed expenses of $2,571,819 for Class B and $434,070 for Class C.

================================================================================
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

            The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

            Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

            Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

            Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


                  29  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
6. Illiquid and Restricted Securities

At November 30, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at November 30, 1997 was $1,404,232, which represents 0.35% of the Fund's net assets. Information concerning restricted securities is as follows:

                                              Cost           Valuation Per Unit
Security             Acquisition Dates        Per Unit       As of Nov. 30, 1997
--------------------------------------------------------------------------------
Viglen Technology
plc Loan Nts.,
3/1/98               6/22/95-5/23/96          $1.42          $1.69

================================================================================
7. Securities Loaned

The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Fund pays State Street Bank and Trust Company 35% of the net interest earned as a fee for administering the security lending program. The custodian is authorized to loan securities on behalf of the Fund, against receipt of cash collateral at least equal in value to the value of the securities loaned. The Fund did not always loan securities on the total number of shares held as of November 30, 1997. The collateral is invested by the custodian in money market instruments approved by the Manager. As of November 30, 1997, the Fund had on loan securities valued at $11,223,026. Cash of $10,984,296 was received as collateral for the loans, and has been invested in approved instruments. U.S. Treasury bonds valued at $903,600 were also received as collateral. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

================================================================================
8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended November 30, 1997.


                  30  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Report of Independent Accountants
--------------------------------------------------------------------------------

================================================================================
To the Board of Directors and Shareholders of Oppenheimer Quest Global Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Global Value Fund, Inc. (the Fund), at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management;
 our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

Denver, Colorado
December 19, 1997


                  31  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            Distributions of $0.5569, $0.5513 and $0.5513 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 18, 1996, of which, for each class of shares, $0.2990 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

            Dividends paid by the Fund during the fiscal year ended November 30, 1997 which are not designated as capital gain distributions should be multiplied by 63.35% to arrive at the net amount eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  32  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Shareholder Meeting  (Unaudited)
--------------------------------------------------------------------------------

================================================================================

On May 29, 1997, a special shareholder meeting was held at which the selection of Price Waterhouse LLP as the independent accountants of the Fund for the fiscal year beginning December 1, 1996 was ratified (Proposal No. 1), the proposed changes to certain of the Fund's fundamental investment policies, including changes to the investment objective were approved (Proposal No. 2), the Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. was approved (Proposal No. 3), the Subadvisory Agreement between OppenheimerFunds, Inc. and OpCap Advisors was approved (Proposal No. 4), the Fund's Class A 12b-1 Distribution and Service Plan was approved by Class A shareholders (Proposal No. 5), the Fund's Class B 12b-1 Distribution and Service Plan was approved by Class B shareholders (Proposal No. 6), the Fund's Class C 12b-1 Distribution and Service Plan was approved by Class C shareholders (Proposal No. 7) and an Administrative Agreement between the Fund and OppenheimerFunds, Inc. was approved (Proposal No. 8) as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

                                                  Withheld/      Broker
Proposal          For              Against        Abstain        Non-Votes   Total
------------------------------------------------------------------------------------------
Proposal No. 1    7,696,691.277    295,174.800    438,834.311    6,752,254   8,430,700.388
Proposal No. 2    7,296,847.814    606,622.518    614,344.603    6,752,254   8,517,814.935
Proposal No. 3    7,426,790.926    481,323.949    604,384.513    6,752,254   8,512,499.388
Proposal No. 4    7,391,733.444    433,102.169    687,661.775    6,752,254   8,512,497.388
Proposal No. 5    5,373,832.775    399,798.166    487,644.867    4,997,280   6,261,275.808
Proposal No. 6    7,361,988.776    442,050.997    659,746.162    1,239,426   8,463,785.935
Proposal No. 7    1,306,267.973    120,458.336    161,725.622      515,548   1,588,451.931
Proposal No. 8      634,438.134     18,794.161     14,829.901    6,752,254     668,062.196


                  33  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Oppenheimer Quest Global Value Fund, Inc.
--------------------------------------------------------------------------------

================================================================================
Officers and Directors  Bridget A. Macaskill, Chairman of the Board of Directors
                          and President
                        Paul Y. Clinton, Director
                        Thomas W. Courtney, Director
                        Lacy B. Herrmann, Director
                        George Loft, Director
                        Robert C. Doll, Jr., Vice President
                        George C. Bowen, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Andrew J. Donohue, Secretary
                        Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor      OppenheimerFunds, Inc.
and Administrator


================================================================================
Sub-Advisor             OpCap Advisors

================================================================================
Distributor             OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and            OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of            State Street Bank and Trust Company
Portfolio Securities

================================================================================
Independent             Price Waterhouse LLP
Accountants

================================================================================
Legal Counsel           Gordon Altman Butowsky Weitzen Shalov & Wein

                        This is a copy of a report to shareholders of Oppenheimer Quest Global Value Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Global Value Fund, Inc. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                  34  Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------

=============================================================================================
Real Asset Funds
---------------------------------------------------------------------------------------------
Real Asset Fund                Gold & Special Minerals Fund

=============================================================================================
Stock Funds
---------------------------------------------------------------------------------------------
Developing Markets Fund        Discovery Fund                    Growth Fund
International Small            Quest Small Cap Value Fund        Global Fund
  Company Fund                 MidCap Fund                       Quest Global Value Fund
Enterprise Fund                Capital Appreciation Fund(1)      Disciplined Value Fund
International Growth Fund      Quest Capital Value Fund          Quest Value Fund

=============================================================================================
Stock & Bond Funds
---------------------------------------------------------------------------------------------
Main Street Income &           Quest Growth & Income             Disciplined  Allocation Fund
  Growth Fund                    Value Fund                      Multiple Strategies Fund(2)
Quest Opportunity Value Fund   Global Growth & Income Fund       Bond Fund for Growth
Total Return Fund              Equity Income Fund

=============================================================================================
Bond Funds
---------------------------------------------------------------------------------------------
International Bond Fund        Champion Income Fund              U.S. Government Trust
High Yield Fund                Strategic Income Fund             Limited-Term Government Fund
                               Bond Fund

=============================================================================================
Municipal Funds
---------------------------------------------------------------------------------------------
California Municipal Fund(3)   Pennsylvania Municipal Fund(3)    Rochester Division:
Florida Municipal Fund(3)      Municipal Bond Fund               Rochester Fund Municipals
New Jersey Municipal Fund(3)   Insured Municipal Fund            Limited Term New York
New York Municipal Fund(3)     Intermediate Municipal Fund         Municipal Fund

=============================================================================================
Money Market Funds(4)
---------------------------------------------------------------------------------------------
Money Market Fund              Cash Reserves

=============================================================================================
LifeSpan
---------------------------------------------------------------------------------------------
Growth Fund                    Balanced Fund                     Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."

2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                  35  Oppenheimer Quest Global Value Fund, Inc.

Internet
24-hr access to account
information

-----------------------------
www.oppenheimerfunds.com
-----------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

-----------------------------
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-----------------------------

Account Transactions
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

-----------------------------
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-----------------------------

PhoneLink
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and automated transactions

-----------------------------
1-800-533-3310
-----------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

-----------------------------
1-800-843-4461
-----------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

-----------------------------
1-800-835-3104
-----------------------------

 Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether
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      And when you need help, our Customer Service Representatives are only a
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      For added convenience, you can get automated information with
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      You can count on us whenever you need assistance. That's why the
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      So call us today, or visit us at our website at
www.oppenheimerfunds.com--we're here to help.


                                                     [LOGO] OppenheimerFunds(SM)
                                                               Distributor, Inc.

RA0254.001.1197  January 29, 1998